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[AFC ENTERPRISES LOGO]

2003 YTD OPERATIONAL PERFORMANCE CHARTS

                   TOTAL DOMESTIC COMPARABLE STORE SALES (1)

                               1Q ENDED   2Q ENDED    3Q ENDED   3Q ENDED      YEAR TO DATE     YEAR TO DATE
                               4/20/03     7/13/03    10/6/02     10/5/03         10/6/02          10/5/03
                               --------   --------    --------   --------      ------------     ------------
 POPEYES
   Company                      (0.9%)     (2.1%)      (1.0%)     (2.7%)           0.9%            (1.7%)
   Franchised                   (4.8%)     (2.6%)      (1.9%)     (1.4%)           1.4%            (3.1%)
 Total Domestic                 (4.5%)     (2.6%)      (1.8%)     (1.5%)           1.4%            (3.0%)

 CHURCH'S
   Company                      (2.5%)     (2.9%)      (2.8%)     (1.3%)          (0.5%)           (2.3%)
   Franchised                   (6.0%)     (4.5%)      (4.1%)     (1.9%)          (0.6%)           (4.3%)
 Total Domestic                 (5.0%)     (4.0%)      (3.6%)     (1.7%)          (0.6%)           (3.7%)

 CINNABON
   Company                     (12.6%)     (9.0%)      (4.9%)     (1.9%)          (1.1%)           (8.5%)
   Franchised                   (8.8%)     (3.6%)      (7.2%)      0.9%           (6.7%)           (4.3%)
 Total Domestic                 (9.6%)     (4.6%)      (6.6%)      0.4%           (5.0%)           (5.1%)

 TOTAL                          (5.1%)     (3.2%)      (2.8%)     (1.4%)           0.2%            (3.4%)


(1) Excludes SBC domestic operations for first quarter of 2003 and second quarter of 2003. If included, total AFC domestic comparable sales for first quarter of 2003 were (5.0%) and for second quarter of 2003 were (3.1%).

                             NEW UNIT OPENINGS (1)

                              1Q ENDED     2Q ENDED     3Q ENDED    3Q ENDED    YEAR TO DATE   YEAR TO DATE
                              4/20/03      7/13/03      10/6/02      10/5/03       10/6/02        10/5/03
                              --------     --------     --------    --------    ------------   ------------
POPEYES
  Company                         0            1            1            0             1             1
  Franchised                     21           16           19           25            67            62
                                ---          ---          ---          ---          ----          ----
Total Domestic                   21           17           20           25            68            63
  International                  23           23           23           17            57            63
                                ---          ---          ---          ---          ----          ----
TOTAL GLOBAL                     44           40           43           42           125           126

CHURCH'S
  Company                         0            0            1            0             1             0
  Franchised                     10            4            5            2            32            16
                                ---          ---          ---          ---          ----          ----
Total Domestic                   10            4            6            2            33            16
  International                   6            2           16            5            29            13
                                ---          ---          ---          ---          ----          ----
TOTAL GLOBAL                     16            6           22            7            62            29

CINNABON
  Company                         0            0            2            0             5             0
  Franchised                      4            3            9            4            27            11
                                ---          ---          ---          ---          ----          ----
Total Domestic                    4            3           11            4            32            11
  International                   6           10           15            7            35            23
                                ---          ---          ---          ---          ----          ----
TOTAL GLOBAL                     10           13           26           11            67            34

SEATTLE COFFEE COMPANY
TOTAL GLOBAL                     16           12            8            9            29            37(2)

TOTAL                            86           71           99           69           283           226


(1) Includes SBC units in Hawaii, on military bases and internationally only. Excludes SBC domestic U.S. and Canadian operations for first quarter of 2003 and second quarter of 2003. If included, total AFC unit openings for first quarter of 2003 were 91 and for second quarter of 2003 were 75.

(2) The number of new unit openings year to date for Seattle Coffee Company is 37, as opposed to 35 previously announced in the Company's Press Release dated November 4, 2003, which is included as Exhibit 99.1 to this Current Report on Form 8-K.

[AFC ENTERPRISES LOGO]

                                    - more -

                              NEW COMMITMENTS (1)

                              1Q ENDED     2Q ENDED     3Q ENDED    3Q ENDED    YEAR TO DATE   YEAR TO DATE
                              4/20/03      7/13/03      10/6/02      10/5/03       10/6/02        10/5/03
                              --------     --------     --------    --------    ------------   ------------
POPEYES
  Domestic                       31            4           10            2           125            37
  International                  13           33           29            0           110            46
                                ---          ---          ---          ---          ----          ----
TOTAL GLOBAL                     44           37           39            2           235            83
CHURCH'S
  Domestic                        6            1            8            0            98             7
  International                   0           72           22            0            48            72
                                ---          ---          ---          ---          ----          ----
TOTAL GLOBAL                      6           73           30            0           146            79
CINNABON
  Domestic                        0            1            7            3            65             4
  International                   2           10            1           10            27            22
                                ---          ---          ---          ---          ----          ----
TOTAL GLOBAL                      2           11            8           13            92            26
SEATTLE COFFEE COMPANY
TOTAL GLOBAL                      2            2            0            5            30             9
TOTAL                            54          123           77           20           503           197


(1) Includes SBC units in Hawaii, on military bases and internationally only. Excludes SBC domestic U.S. and Canadian operations for first quarter of 2003 and second quarter of 2003. If included, total AFC new commitments for first quarter of 2003 were 57 and for second quarter of 2003 were 123.

                                 UNIT COUNT (1)

                              1Q ENDED       2Q ENDED       3Q ENDED       3Q ENDED
                               4/20/03        7/13/03        10/6/02        10/5/03
                              --------       --------       --------       --------
POPEYES
  Company                          95             95             96             88
  Franchised                    1,309          1,324          1,277          1,344
                                -----          -----          -----          -----
Total Domestic                  1,404          1,419          1,373          1,432
  International                   325            340            299            344
                                -----          -----          -----          -----
TOTAL GLOBAL                    1,729          1,759          1,672          1,776

CHURCH'S
  Company                         284            282            334            283
  Franchised                      970            965            905            958
                                -----          -----          -----          -----
Total Domestic                  1,254          1,247          1,239          1,241
  International                   268            268            242            269
                                -----          -----          -----          -----
TOTAL GLOBAL                    1,522          1,515          1,481          1,510

CINNABON
  Company                          84             83             93             82
  Franchised                      367            364            354            364
                                -----          -----          -----          -----
Total Domestic                    451            447            447            446
  International                   162            165            153            172
                                -----          -----          -----          -----
TOTAL GLOBAL                      613            612            600            618

SEATTLE COFFEE COMPANY
TOTAL GLOBAL                      109            120             83            129
TOTAL                           3,973          4,006          3,836          4,033

(1) Includes SBC units in Hawaii, on military bases and internationally only. Excludes SBC domestic U.S. and Canadian operations for first quarter of 2003 and second quarter of 2003. If included, total AFC unit count for first quarter of 2003 was 4,116 and for second quarter of 2003 was 4,150.


                                     -End-